Exhibit 10.16

INDEMNIFICATION AGREEMENT

This Indemnification Agreement is dated as of                     , 20     (this “Agreement”) and is between Patriot National, Inc., a Delaware corporation (the “Company”), and the Indemnitee named on the signature page hereto (“Indemnitee”).

Background

The Company believes that, in order to attract and retain highly competent persons to serve as directors or in other capacities, including as officers, it must provide such persons with adequate protection through indemnification against the risks of claims and actions against them arising out of their services to and activities on behalf of the Company.

The Company desires and has requested Indemnitee to serve as a director and/or officer of the Company and, in order to induce the Indemnitee to serve in such capacity, the Company is willing to grant the Indemnitee the indemnification provided for herein. Indemnitee is willing to so serve on the basis that such indemnification be provided.

The parties by this Agreement desire to set forth their agreement regarding indemnification and the advancement of expenses. This Agreement is a supplement to and in furtherance of the provisions in the certificate of incorporation and bylaws of the Company (as amended and restated from time to time) and any contractual or other rights of Indemnitee to indemnification, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

In consideration of Indemnitee’s service to the Company and the covenants and agreements set forth below, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Indemnification.

To the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”):

(a) The Company shall indemnify Indemnitee if Indemnitee was or is made or is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any threatened, pending or completed action, suit or proceeding (brought in the right of the Company or otherwise), whether civil, criminal, administrative or investigative and whether formal or informal, including appeals, by reason of the fact that Indemnitee is or was or has agreed to serve as a director, officer, employee or agent of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity.

(b) The indemnification provided by this Section 1 shall be from and against all loss and liability suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding, including any appeals.

Section 2. Advance Payment of Expenses. To the fullest extent permitted by the DGCL, expenses (including attorneys’ fees) incurred by Indemnitee in appearing at, participating in or defending any action, suit or proceeding or in connection with an enforcement action as contemplated by Section 3(e), shall be paid by the Company in advance of the final disposition of such action, suit or proceeding within 30 days after receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. The Indemnitee hereby undertakes to repay any amounts advanced (without interest) to the extent that it is ultimately determined that Indemnitee is not entitled under this Agreement to be indemnified by the Company in respect thereof. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make repayment. No other form of undertaking shall be required of Indemnitee other than the execution of this Agreement. This Section 2 shall be subject to Section 3(b) and shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 6.

Section 3. Procedure for Indemnification; Notification and Defense of Claim.

(a) Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if a claim in respect thereof is to be made against the Company hereunder, notify the Company in writing of the commencement thereof. The failure to promptly notify the Company of the commencement of the action, suit or proceeding, or of Indemnitee’s request for indemnification, will not relieve the Company from any liability that it may have to Indemnitee hereunder, except to the extent the Company is actually and materially prejudiced in its defense of such action, suit or proceeding as a result of such failure. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request therefor including such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to enable the Company to determine whether and to what extent Indemnitee is entitled to indemnification.

(b) With respect to any action, suit or proceeding of which the Company is so notified as provided in this Agreement, the Company shall, subject to the last two sentences of this paragraph, be entitled to assume the defense of such action, suit or proceeding, with counsel reasonably acceptable to Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any subsequently-incurred fees of separate counsel engaged by Indemnitee with respect to the same action, suit or proceeding unless the employment of separate counsel by Indemnitee has been previously authorized in writing by the Company. Notwithstanding the foregoing, if Indemnitee, based on the advice of his or her counsel, shall have reasonably concluded (with written notice being given to the Company setting forth the basis for such conclusion) that, in the conduct of any such defense, there is or is reasonably likely to be a conflict of interest or position between the Company and Indemnitee with respect to a significant issue, then the Company will not be entitled, without the written consent of Indemnitee, to assume such defense. In addition, the Company will not be entitled, without the written consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company.

(c) To the fullest extent permitted by the DGCL, the Company’s assumption of the defense of an action, suit or proceeding in accordance with paragraph 3(b) will constitute an irrevocable acknowledgement by the Company that any loss and liability suffered by Indemnitee and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement by or for the account of Indemnitee incurred in connection therewith are indemnifiable by the Company under Section 1 of this Agreement.

(d) The determination whether to grant Indemnitee’s indemnification request shall be made promptly and in any event within 30 days following the Company’s receipt of a request for indemnification in accordance with Section 3(a). If the Company determines that Indemnitee is entitled to such indemnification or, as contemplated by paragraph 3(c) the Company has acknowledged such entitlement, the Company will make payment to Indemnitee of the indemnifiable amount within such 30 day period. If the Company is not deemed to have so acknowledged such entitlement or the Company’s determination of whether to grant Indemnitee’s indemnification request shall not have been made within such 30 day period, the requisite determination of entitlement to indemnification shall, subject to Section 6, nonetheless be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under the DGCL.

(e) In the event that (i) the Company determines in accordance with this Section 3 that Indemnitee is not entitled to indemnification under this Agreement, (ii) the Company denies a request for indemnification, in whole or in part, or fails to respond or make a determination of entitlement to indemnification within 30 days following receipt of a request for indemnification as described above, (iii)

payment of indemnification is not made within such 30 day period, (iv) advancement of expenses is not timely made in accordance with Section 2, or (v) the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. Indemnitee’s expenses (including attorneys’ fees) incurred in connection with successfully establishing Indemnitee’s right to indemnification or advancement of expenses, in whole or in part, in any such proceeding or otherwise shall also be indemnified by the Company to the fullest extent permitted by the DGCL.

(f) Indemnitee shall be presumed to be entitled to indemnification and advancement of expenses under this Agreement upon submission of a request therefor in accordance with Section 2 or Section 3 of this Agreement, as the case may be. The Company shall have the burden of proof in overcoming such presumption, and such presumption shall be used as a basis for a determination of entitlement to indemnification and advancement of expenses unless the Company overcomes such presumption by clear and convincing evidence. No determination by the Company (including by its directors or any independent counsel) that the Indemnitee has not satisfied any applicable standard of conduct shall be a defense to any claim by the Indemnitee for indemnification or reimbursement or advance payment of expenses by the Company hereunder or create a presumption that the Indemnitee has not met any applicable standard of conduct. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 4. Insurance and Subrogation.

(a) The Company may purchase and maintain a policy or policies of insurance, providing Indemnitee with coverage for any liability asserted against, and incurred by, Indemnitee or on Indemnitee’s behalf by reason of the fact that Indemnitee is or was or has agreed to serve as a director, officer, employee or agent of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or arising out of Indemnitee’s status as such, whether or not the Company would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement. If the Company has such insurance in effect at the time the Company receives from Indemnitee any notice of the commencement of an action, suit or proceeding, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

(b) Subject to Section 9(b), in the event of any payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any insurance policy. Indemnitee shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Company shall pay or reimburse all expenses actually and reasonably incurred by Indemnitee in connection with such subrogation.

(c) Subject to Section 9(b), the Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines and amounts paid in settlement, and ERISA excise taxes or penalties) if and to the extent that Indemnitee has otherwise actually received such payment under this Agreement or any insurance policy, contract, agreement or otherwise.

Section 5. Certain Definitions. For purposes of this Agreement, the following definitions shall apply:

(a) The term “action, suit or proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed investigation, audit, claim, action, suit, arbitration, alternative dispute mechanism or other proceeding, whether civil, criminal, administrative or investigative.

(b) The term “by reason of the fact that Indemnitee is or was or has agreed to serve as a director, officer, employee or agent of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise” shall be broadly construed and shall include, without limitation, any actual or alleged act or omission to act. Without limiting the foregoing in any way, a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Company within the meaning of the DGCL.

(c) The term “expenses” shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees, retainers and related disbursements, appeal bonds, other out-of-pocket costs and reasonable compensation for time spent by Indemnitee for which Indemnitee is not otherwise compensated by the Company or any third party), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of an action, suit or proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise incurred in connection with a claim that is indemnifiable hereunder.

(d) The term “judgments, fines and amounts paid in settlement” shall be broadly construed and shall include, without limitation, all direct and indirect payments of any type or nature whatsoever, as well as any penalties or excise taxes assessed on a person with respect to an employee benefit plan).

Section 6. Limitation on Indemnification. Notwithstanding any other provision herein to the contrary, the Company shall not be obligated pursuant to this Agreement:

(a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to an action, suit or proceeding (or part thereof) initiated by Indemnitee, except with respect to any compulsory counterclaim brought by Indemnitee or an action, suit or proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Agreement (which shall be governed by the provisions of Section 6(b) of this Agreement), unless such action, suit or proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company.

(b) Action for Indemnification. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, unless Indemnitee is successful in such action, suit or proceeding in establishing Indemnitee’s right, in whole or in part, to indemnification or advancement of expenses hereunder (in which case such indemnification or advancement shall be to the fullest extent permitted by the DGCL), or unless and to the extent that the court in such action, suit or proceeding shall determine that, despite Indemnitee’s failure to establish their right to indemnification, Indemnitee is entitled to indemnity for such expenses; provided, however, that nothing in this Section 6(b) is intended to limit the Company’s obligations with respect to the advancement of expenses to Indemnitee in connection with any such action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, as provided in Section 2 hereof.

(c) Section 16(b) Matters. To indemnify Indemnitee on account of any suit in which judgment is rendered against Indemnitee for disgorgement of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

(d) Fraud or Willful Misconduct. To indemnify Indemnitee on account of conduct by Indemnitee where such conduct has been determined by a final (not interlocutory) judgment or other adjudication of a court or arbitration or administrative body of competent jurisdiction as to which there is no further right or option of appeal or the time within which an appeal must be filed has expired without such filing to have been knowingly fraudulent or constitute willful misconduct.

(e) Prohibited by Law. To indemnify Indemnitee in any circumstance where such indemnification has been determined by a final (not interlocutory) judgment or other adjudication of a court or arbitration or administrative body of competent jurisdiction as to which there is no further right or option of appeal or the time within which an appeal must be filed has expired without such filing to be prohibited by law.

Section 7. Certain Settlement Provisions. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action, suit or proceeding without the Company’s prior written consent. The Company shall not settle any action, suit or proceeding in any manner that would impose any fine or other obligation on Indemnitee without Indemnitee’s prior written consent. Neither the Company nor Indemnitee will unreasonably withhold his, her, its or their consent to any proposed settlement.

Section 8. Savings Clause. If any provision or provisions (or portion thereof) of this Agreement shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee if Indemnitee was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the Company or otherwise), whether civil, criminal, administrative or investigative and whether formal or informal, including appeals, by reason of the fact that Indemnitee is or was or has agreed to serve as a director, officer, employee or agent of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, from and against all loss and liability suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding, including any appeals, to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated.

Section 9. Contribution/Jointly Indemnifiable Claims.

(a) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to Indemnitee in whole or in part, it is agreed that, in such event, the Company shall, to the fullest extent permitted by law, contribute to the payment of all of Indemnitee’s loss and liability suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by or on behalf of Indemnitee in connection with any action, suit or proceeding, including any appeals, in an amount that is just and equitable in the circumstances; provided, that, without limiting the generality of the foregoing, such contribution shall not be required where such holding by the court is due to any limitation on indemnification set forth in Section 4(c), 6 or 7 hereof.

(b) If jointly indemnifiable claims arise due to the service of the Indemnitee as a director and/or officer of the Company at the request of Indemnitee-related entities, the Company acknowledges and agrees that the Company shall be fully and primarily responsible for the payment to the Indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claim, pursuant to and in accordance with the terms of this Agreement, irrespective of any right of recovery the Indemnitee may have from the Indemnitee-related entities. Under no circumstance shall the Company be entitled to any right of subrogation or contribution by Indemnitee-related entities and no right of advancement or recovery the Indemnitee may have from the Indemnitee-related entities shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Company hereunder. In the event that any Indemnitee-related entity shall make any payment to the Indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, such Indemnitee-related entity shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against the Company, and Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable such Indemnitee-related entity effectively to bring suit to enforce such rights. The Company and Indemnitee agree that each Indemnitee-related entity shall be a third-party beneficiary with respect to this Section 9(b), entitled to enforce this Section 9(b) as though each such Indemnitee-related entity were a party to this Agreement. For purposes of this Section 9(b), the following terms shall have the following meanings:

(i) The term “Indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Company or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise Indemnitee has agreed, on behalf of the Company or at the Company’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described in this Agreement) from whom an Indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Company may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy).

(ii) The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the Indemnitee shall be entitled to indemnification or advancement of expenses from both any Indemnitee-related entity and the Company pursuant to the DGCL, any agreement or the certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Company or such Indemnitee-related entity, as applicable.

Section 10. Form and Delivery of Communications. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered by hand, upon receipt by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (c) mailed by reputable overnight courier, one day after deposit with such courier and with written verification of receipt, or (d) sent by email or facsimile transmission, with receipt of oral confirmation that such transmission has been received. Notice to the Company shall be directed to Patriot National, Inc., Attention: General Counsel, email: cpesch@patnat.com, facsimile: (954) 333-5326. Notice to the Indemnitee shall be directed to the Indemnitee as set forth on the signature page hereto.

Section 11. Nonexclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, in any court in which a proceeding is brought, the Company’s certificate of incorporation or bylaws (as amended and restated from time to time), other agreements or otherwise, and Indemnitee’s rights hereunder shall inure to the benefit of the heirs, executors and administrators of Indemnitee. No amendment or alteration of the Company’s certificate of incorporation or bylaws or any other agreement shall adversely affect the rights provided to Indemnitee under this Agreement.

Section 12. No Construction as Employment Agreement. Nothing contained herein shall be construed as giving Indemnitee any right to be retained as a director of the Company or in the employ of the Company. For the avoidance of doubt, the indemnification and advancement of expenses provided under this Agreement shall continue as to the Indemnitee even though he may have ceased to be a director, officer, employee or agent of the Company.

Section 13. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by the DGCL.

Section 14. Entire Agreement. This Agreement and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement.

Section 15. Modification and Waiver. No supplement, modification, waiver or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. For the avoidance of doubt, this Agreement may not be terminated by the Company without Indemnitee’s prior written consent.

Section 16. Successor and Assigns. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of such Indemnitor, by written agreement in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

Section 17. Service of Process and Venue. The Company hereby irrevocably and unconditionally (i) agrees that any action or proceeding arising out of or in connection with this Agreement may be brought in the Chancery Court of the State of Delaware (the “Delaware Court”), (ii) consents to submit to the non-exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoints, to the extent the Company is not otherwise subject to service of process in the State of Delaware, irrevocably The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 as its agent in the State of Delaware for acceptance of legal process in connection with any such action or proceeding against the Company with the same legal force and validity as if served upon the Company personally within the State of Delaware, (iv) waives any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waives, and agrees not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

Section 18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. If a court of competent jurisdiction shall make a final determination that the provisions of the law of any state other than Delaware govern indemnification by the Company of Indemnitee, then the indemnification provided under this Agreement shall in all instances be enforceable to the fullest extent permitted under such law, notwithstanding any provision of this Agreement to the contrary.

Section 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart.

Section 20. Headings and Section References. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Section references are to this Agreement unless otherwise specified.

This Indemnification Agreement has been duly executed and delivered to be effective as of the date stated above.

PATRIOT NATIONAL, INC.

By
Name:
Title:

INDEMNITEE:

Name:

Email:
Facsimile: